Exhibit 99.3

AMERISERV FINANCIAL, INC.

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made as of the      day of October, 2004, by and between Ameriserv Financial, Inc., a corporation organized under the laws of the State of Pennsylvania (the “Company”), with its principal offices at Main and Franklin Streets, P.O. Box 430, Johnstown, Pennsylvania 15907-0430, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

RECITALS

A.                                   The Company desires to issue and sell shares of the common stock, par value $2.50 per share, of the Company (the “Common Stock”) in a private placement (the “Offering”).  It is anticipated that the Offering will occur in two stages.

B.                                     In furtherance of the Offering, the Company has prepared and delivered to the Purchaser a confidential private placement memorandum dated September 21, 2004 and Supplement No. 1 thereto, dated October 5, 2004, (such confidential private placement memorandum, as amended or supplemented, including all documents incorporated by reference therein, including any SEC Filings (as defined in Section 4.15) and any other documents incorporated by reference pursuant to Section 4.15 herein that are filed on or before the date hereof, collectively, the “Private Placement Memorandum”).

C.                                     The Purchaser desires, upon the terms and conditions set forth in this Agreement, to purchase shares of the Company’s Common Stock in the Offering.

D.                                    The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities regulation afforded by Section 4(2) of the Securities Act (as defined in Section 3.4) and Rule 506 under Regulation D.

IN CONSIDERATION of the premises and mutual covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

SECTION 1.                                Authorization of Sale of the Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 5,731,533 aggregate shares (the “Shares”) of Common Stock at a purchase price of $4.50 per Share in two stages, an Initial Closing and a Subsequent Closing (as such terms are defined in Sections 3.2 and 3.3, respectively).  The portion of Shares to be issued and sold by the Company at the Initial Closing may be referred to herein as the “Initial Shares,” and the portion of Shares to be issued and sold at the Subsequent Closing may be referred to herein as the “Subsequent Shares.”  The Company reserves the right to increase or decrease the aggregate number of Shares of Common Stock to be sold prior to the Initial Closing.

SECTION 2.                                Agreement to Sell and Purchase the Shares.  At either or both of the Closings (as defined in Section 3.1), as the case may be, the Company will sell to the

Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto in the following proportion: 48.7653% of the Shares (the “Closing Percentage”) at the Initial Closing (but not exceeding an aggregate number of Shares constituting more than 19.9% of the Company’s outstanding shares of Common Stock) and the balance of the Shares at the Subsequent Closing.  The Company proposes to enter into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the Shares to them.  The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” Notwithstanding any contrary provisions of the Agreements, the obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of its Agreement and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The term “Placement Agent” shall mean Lehman Brothers Inc.

SECTION 3.                                Delivery of the Shares at the Closings.

3.1                                 Location of the Closings.  The completion of the purchase and sale of the Initial Shares and the Subsequent Shares (each, a “Closing,” and, collectively, the “Closings”) shall occur at the offices of Stevens & Lee P.C., 620 Freedom Business Center, Suite 200, King of Prussia, PA 19406, on the dates set forth hereafter (each, a “Closing Date,” and, collectively, the “Closing Dates”).

3.2                                 Date and Timing of the Initial Closing.  The completion of the purchase and sale of the Initial Shares (the “Initial Closing”) shall occur as soon as practicable and as agreed by the parties hereto within one (1) business day following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that all of the conditions relevant to the Initial Closing set forth in Section 3.5 below have been satisfied or waived by the appropriate party (the “Initial Closing Date”).  The Initial Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

3.3                                 Date and Timing of the Subsequent Closing.  The completion of the purchase and sale of the Subsequent Shares (the “Subsequent Closing”) shall occur within three (3) business days following the date on which all of the conditions relevant to the Subsequent Closing set forth in Section 3.5 below have been satisfied or waived by the appropriate party but no later than December 20, 2004, or on such later date or at such different location as the Company and all Purchasers shall agree in writing (the “Subsequent Closing Date”).  The Subsequent Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

3.4                                 Actions to be Taken Prior to, and at, the Closings.  (a)  Upon execution of this Agreement, the Company shall authorize its transfer agent (the “Transfer Agent”) to arrange delivery to the Purchaser of one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Initial Shares issuable to the Purchaser (that is, the product of the Closing Percentage and the number of Shares to be purchased by the Purchaser as set forth on the signature page hereto) and bearing an appropriate legend referring to the fact that the Initial Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder.  At the Initial Closing, the Transfer Agent shall deliver to the Placement Agent a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agent, certifying that it is duly authorized to issue the Initial Shares.

(b)                                 Prior to the Subsequent Closing Date, the Company shall authorize its transfer agent (the “Transfer Agent”) to arrange delivery to the Purchaser of one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Subsequent Shares issuable to the Purchaser (that is, the product of (i) the difference between 1 and the Closing Percentage and (ii) the number of Shares to be purchased by the Purchaser as set forth on the signature page hereto) and bearing an appropriate legend referring to the fact that the Subsequent Shares were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) thereof and Rule 506 thereunder.  At the Subsequent Closing, the Transfer Agent shall deliver to the Placement Agent a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agent, certifying that it is duly authorized to issue the Subsequent Shares.

(c)                                  The name(s) in which the stock certificates for Shares are to be registered are set forth in the Stock Certificate Questionnaire included in the Questionnaire attached hereto as Appendix I (the “Questionnaire”).

3.5                                 Conditions Precedent to Closings.  (a)  The Company’s obligation to complete the purchase and sale of the Initial Shares and deliver such stock certificate(s) to the Purchaser at the Initial Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company:  (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Initial Shares being purchased hereunder; (ii) contemporaneous completion of the purchases and sales under the Agreements with Purchasers of Initial Shares having an aggregate purchase price of at least eight million US dollars ($8,000,000); (iii) the accuracy of the representations and warranties (as if such representations and warranties were made on the Initial Closing Date) made by the Purchasers and the fulfillment of those undertakings and covenants of the Purchasers required to be fulfilled prior to the Initial Closing; (iv) the Purchaser shall have executed and delivered to the Company the Registration Statement Questionnaire attached hereto as part of the Questionnaire, pursuant to which the Purchaser shall provide information necessary to confirm such Purchaser’s status as an “accredited investor” as defined in Rule 501 promulgated under the Securities Act; (v) no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Initial Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official;  and (vi) the sale of the Initial Shares shall not be prohibited by any law or governmental order or regulation. The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Initial Shares evidenced thereby shall be subject to the conditions:  (aa) that the representations and warranties made by the Company herein are accurate as of the Initial Closing Date; (bb) that the Company has fulfilled all undertakings and covenants set forth herein required to be fulfilled prior to the Initial Closing; (cc) that the Common Stock shall be quoted on the Nasdaq National Market System (“Nasdaq”); (dd) the absence of any material adverse change affecting the Company, its financial condition or its results of operations; (ee) at the request of Purchaser, delivery of the Initial Shares simultaneously with payment for the Initial Shares; and (ff) the sale of Initial Shares shall not be prohibited by any law or governmental order or regulation.

(b)                                 The Company’s obligation to complete the purchase and sale of the Subsequent Shares and deliver such stock certificate(s) to the Purchaser at the Closings shall be subject to the following conditions, any one or more of which may be waived in writing by the Company:  (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Subsequent Shares being purchased hereunder; (ii) the accuracy of the representations and warranties (as if such representations and warranties were made on the applicable Closing Date) made by the Purchasers and the fulfillment of those undertakings and covenants of the Purchasers required to be fulfilled prior to the applicable Closing; (iii)  no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Subsequent Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; (iv)  the sale of Subsequent Shares shall not be prohibited by any law or governmental order or regulation and (v) the Company shall have obtained the requisite stockholder approval (the “Required Stockholder Approval”) of the transactions contemplated herein to take place at the Subsequent Closing in a manner that complies with Rule 4350(i) of the National Association of Securities Dealers, Inc. (“NASD”).   The Company shall give the Purchaser prompt notice of the satisfaction of the condition set forth in clause (v) of the preceding sentence (the “Subseqent Share Notice”).  The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Subsequent Shares evidenced thereby shall be subject to the conditions:  (aa) that the representations and warranties made by the Company herein are accurate as of the Subsequent Closing Date; (bb) that the Company has fulfilled all undertakings and covenants set forth herein required to be fulfilled prior to the Subsequent Closing; (cc)  the delivery of a certificate executed by the Chief Executive Officer of the Company certifying that all of the conditions set forth in this subsection (b) have been met; (dd) that the Common Stock shall be quoted on the Nasdaq National Market System (“Nasdaq”); (ee) the absence of any material adverse change affecting the Company, its financial condition or its results of operations; (ff) the sale of Subsequent Shares shall not be prohibited by any law or governmental order or regulation; (gg) at the request of Purchaser, delivery of the Subsequent Shares simultaneously with payment for the Subsequent Shares; and (hh) the VWAP (as defined below) of the Common Stock shall have been at least $4.50.

(c)                                  If the condition set forth in Section 3.5(b)(hh) hereof is not met, notwithstanding the non-fulfillment of such condition, Purchaser shall have the option in its discretion, but not the obligation, to purchase the Subsequent Shares (the “Subsequent Share Option”) and shall have five (5) business days after the Subsequent Share Notice to exercise all or a portion of the Subsequent Share Option to purchase all or a portion of the Subsequent Shares.  The Subsequent Share Option may be exercised by delivery to the Company of written notice providing: (i) the name of the Purchaser; (ii) the address of the Purchaser; and (iii) payment in the amount of the product of $4.50 times the number of Subsequent Shares with respect to which the Subsequent Share Option is being exercised, delivered in person or sent by registered mail, return receipt requested, to the Company, and certificates for the Subsequent Shares purchased on exercise of the Subsequent Share Option shall be delivered promptly to the Purchaser at such address; provided that if payment is tendered in same day funds at the office of the Company together with the above notice, the Company shall simultaneously deliver to the Purchaser certificates for the Subsequent Shares purchased on exercise of the Subsequent Share Option.  The Subsequent Share Option shall be considered exercised on the date the notice and appropriate payment are delivered to the Company or deposited in the mail, as the case may be.

(d)                                 “VWAP” means the variable weighted average price per share of the Common Stock for the twenty (20) trading days preceding the date of the Required Stockholder Approval as reported on the AQR page of Bloomberg’s (that is, the total dollar amount paid for purchases of such shares during the period divided by the total number of shares purchased).

SECTION 4.                                Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1                                 Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined in Section 4.22).  Set forth on Schedule 4.1 is a complete and correct list of all entities at least 50% of the outstanding equity of which is owned, directly or indirectly, by the Company (or which are otherwise directly or indirectly controlled by the Company) (each, a “Subsidiary” and collectively, the “Subsidiaries”) of the Company.  Each Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

4.2                                 Authorized Capital Stock.  As of August 31, 2004, (i) the authorized capital stock of the Company consisted of twenty four million (24,000,000) shares of Common Stock and two million (2,000,000) shares of Preferred Stock, of which thirteen million nine hundred seventy seven thousand twenty-three (13,977,023) shares of Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) there were outstanding options granted pursuant to the Company’s stock option plans (as described in Section 4.2(iii)) to purchase a total of three hundred ninety-three thousand eight hundred forty-eight (393,848) shares of Common Stock; (iii) there were available for issuance under the Company’s stock option and purchase plans a total of eight hundred thousand (800,000) shares of Common Stock;

and (iv) there were one hundred sixty-seven thousand eight hundred twenty-eight (167,828) shares of Common Stock reserved for issuance under the Company’s dividend reinvestment plan.  The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum or incorporated by reference in the Private Placement Memorandum.  Except for stock options and other awards granted under the option, award and purchase plans of the Company described in the Private Placement Memorandum or except as otherwise disclosed in or contemplated by the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.  The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Private Placement Memorandum accurately and fairly presents in all material respects all information pertaining to such plans, arrangements, options and rights.  With respect to each Subsidiary, (i) all the issued and outstanding shares of the Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.  Except as disclosed on Schedule 4.1, the Company directly or indirectly owns 100% of the outstanding equity of each Subsidiary.

4.3                                 Issuance, Sale and Delivery of the Shares.  The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, subject, in the case of the Subsequent Shares, to obtaining the Required Stockholder Approval.  No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement.  Except as set forth in the Private Placement Memorandum or in any document incorporated by reference therein, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.  No further approval or authority of the stockholders or the Board of Directors of the Company or any other person will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

4.4                                 Due Execution, Delivery and Performance of this Agreement.  The Company has all requisite corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby subject, in the case of the issuance, sale and delivery of the Subsequent Shares, to obtaining the Required Stockholder Approval.  This

Agreement has been duly authorized, executed and delivered by the Company.  The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or of any of its Subsidiaries pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is reasonably likely to result in a Material Adverse Effect.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement (including without limitation the acquisition of the Shares by the Purchaser pursuant to this Agreement), except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.  Upon the execution and delivery of this Agreement by the Company, and assuming the valid execution hereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

4.5                                 Accountants.  The firm of Deloitte & Touche LLP, which has expressed its opinion with respect to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (portions of which are incorporated by reference in the Private Placement Memorandum), has represented that it is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

4.6                                 Contracts.  Except as set forth in the Private Placement Memorandum, the contracts that are material to the Company are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect.

4.7                                 No Actions.  Except as disclosed in the Private Placement Memorandum, (1) there are no legal or governmental actions, suits or proceedings, pending or threatened,and (2) to the Company’s knowledge, there are no legal or governmental actions, suits, or proceedings threatened, to which the Company or any of its Subsidiaries is or may be a party or subject or of which property of the Company or any of its Subsidiaries is or may be the subject, or related to applicable environmental or discrimination matters, or instituted by the Securities and Exchange Commission (the “Commission”), the NASD, any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, would prevent or might reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and, to the Company’s knowledge, no labor disturbance by the employees of the Company or of any of its Subsidiaries exists, or is imminent which is reasonably expected to have a Material Adverse Effect.  Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

4.8                                 Properties.  Each of the Company and its Subsidiaries has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements incorporated by reference in the Private Placement Memorandum (the “Proprietary Assets”), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially adversely affect the use made of such property by the Company or any of its Subsidiaries.  Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, subject to such exceptions as are not materially significant in relation to its business.  The Proprietary Assets of the Company and its Subsidiaries constitute all the Proprietary Assets necessary to enable the Company and its Subsidiaries to conduct their businesses in the manner in which such businesses have been and are being conducted.  Except as set forth in the Private Placement Memorandum, (x) neither the Company nor any of its Subsidiaries has licensed any of its Proprietary Assets to any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof (each a “Person”) on an exclusive, semi-exclusive or royalty-free basis, and (y) neither the Company nor any of its Subsidiaries has entered into any covenant not to compete or contract limiting such entity’s ability to exploit fully any of such entity’s material Proprietary Assets or to transact business in any material market or geographical area or with any Person.  “Proprietary Assets” shall include, but shall not be limited to, the Intellectual Property of the Company, as defined in Section 4.10 below.

4.9                                 No Material Change.  Since June 30, 2004 and except as described in or specifically contemplated by the Private Placement Memorandum:  (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or damage to its physical properties or assets from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock, and neither the Company nor any of its Subsidiaries has defaulted in the payment of principal or interest on any outstanding debt obligations; and (iv) there has not been any change in the capital stock of the Company or of any of its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s

Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or any increase in indebtedness material to the Company or any of its Subsidiaries.

4.10                           Intellectual Property.  Except as disclosed in the Private Placement Memorandum:  (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, copyrights, copyright applications, maskworks, maskwork applications, trade secrets, fictitious business names, service marks, service mark applications, know how, customer lists, franchise systems, computer software, computer program, designs, blueprints, engineering drawings, proprietary products, source code, technology, proprietary rights or other intellectual property rights or intangible assets and all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company’s business (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than any such actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

4.11                           Compliance.  Other than as set forth in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

4.12                           Taxes.  The Company and each of its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

4.13                           Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.14                           Offering Materials.  Except for the SEC Filings (as defined in Section 4.15 below), the Company has not distributed and will not distribute prior to either of the Closing Dates to the Purchaser any offering material or material non-public information in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto.  Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Shares contemplated by this Agreement to the registration requirements of Section 5 of the Securities Act.

4.15                           Additional Information.  (a)  To the extent incorporated by reference in the Private Placement Memorandum, the information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “SEC Filings”):

1.                                       The Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (excluding “Item 1.- Business” set forth therein) filed with the Commission on March 23, 2004;

2.                                       The Company’s Quarterly Reports on Form 10-Q for the quarters ended (i) March 31, 2004 filed with the Commission on May 13, 2004 and (ii) June 30, 2004 filed with the Commission on August 9, 2004;

3.                                       The Company’s Current Reports on Form 8-K, filed with the Commission on January 5, 2004, January 28, 2004, August 26, 2004 and August 31, 2004;

4.                                       The Company’s Proxy Statement on Schedule 14A for the 2004 Annual Meeting of Stockholders filed with the Commission on March 17, 2004; and

5.                                       Any future filings the Company makes with the Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the Closing.

In addition, as of the date of this Agreement, the Private Placement Memorandum, which, to the Company’s knowledge, the Placement Agent has furnished to the Purchaser, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)                                 In furtherance and not in limitation of the provisions of Section 4.15(a), the consolidated financial statements of the Company and the related notes contained in or incorporated by reference into the SEC Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows, and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and the absence of full footnote disclosure as required by generally accepted accounting principles.  Such consolidated financial statements (including the related notes) have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end adjustments, and except as otherwise described therein and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

4.16                           Form D.  No later than fifteen (15) days after each of the Closings, the Company shall file a Form D with respect to the Shares offered and purchased pursuant to such Closing as required under Regulation D and shall provide a copy thereof to the Purchaser promptly after filing.

4.17                           Legal Opinion.  Prior to the Initial Closing, Stevens & Lee P.C. (“Stevens & Lee”), counsel to the Company, will deliver its legal opinion to the Placement Agent substantially in the form attached as Exhibit A to this Agreement, with specific reference to the Initial Shares.  Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.  Prior to the Subsequent Closing, Stevens and Lee shall reaffirm the entirety of such legal opinion, with specific reference to the Subsequent Shares.

4.18                           Certificate.  At the Closing, the Company will deliver to the Purchaser a certificate executed by the chief executive officer, or the chief financial or accounting officer of the Company, dated the applicable Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of such Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

4.19                           Reporting Company; Form S-3.  The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby since June 30, 2004.  The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares for resale by the Purchaser under the Securities Act.  To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of the registration statement on Form S-3 for the resale of the Shares by the Purchaser contemplated by Section 7 of this Agreement.

4.20                           Quotation on Nasdaq.  Except as set forth in the SEC Documents, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from Nasdaq, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility.  The Company is in compliance with all such listing and maintenance requirements.  The Company shall use its commercially reasonable efforts to maintain the designation and quotation, or listing, of the Common Stock on Nasdaq or on another national securities exchange for a minimum of two (2) years following the last Closing Date.

4.21                           Use of Purchaser Name.  Except as may be required by applicable law, the Company shall not use, directly or indirectly, the Purchaser’s name or the name of any of its affiliates or its investment adviser in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser or its investment adviser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.22                           Material Adverse Effect.  As used in this Section 4, the term “Material Adverse Effect” means a material adverse effect upon the business, condition (financial or otherwise), results of operation, properties, liabilities or operations of the Company and its Subsidiaries taken as a whole.

4.23                           No Defaults.  Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its articles of incorporation (or equivalent documents under relevant jurisdictions of organization) or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound and where such breach or default is reasonably likely to result in a Material Adverse Effect.

4.24                           Transfer Taxes.  On the Closing Dates, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

4.25                           Use of Proceeds.  The Company will use the proceeds from the sale of the Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

4.26                           Price of Common Stock.  The Company has not taken any action intended to stabilize or manipulate the price of the Company’s shares of the Common Stock to facilitate the sale or resale of the Shares.  The Company has not repurchased any of its shares of Common Stock since June 30, 2004.

4.27                           Disclosure.  Except as included in the Private Placement Memorandum, neither the Company nor, to the Company’s knowledge, any Person acting on behalf of the Company, has provided the Purchaser with any information that the Company believes constitutes material, non-public information.  On or before 9:00 a.m., New York City Time, on the first business day after each Closing Date, the Company shall (i) issue a press release in form reasonably acceptable to counsel for the Purchaser describing the transactions contemplated by this Agreement that are relevant to such Closing Date and (ii) file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement (including all exhibits, the “8-K Filings”), and disclosing such portions of the Private Placement Memorandum and the Chief Exceutive Officer’s certificate delivered pursuant to Section 3.5(b) as contain material nonpublic information with respect to the Company that has not previously been publicly disclosed by the Company, and attaching, in the case of the Initial Closing Date, as an exhibit to the first 8-K Filing a form of this Agreement.  Except for information that may be provided to the Purchaser pursuant to Section 5(h) of this Agreement, the Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company from and after the filing of the first 8-K Filing without the express written consent of such Purchaser.  The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this Section 4.27 in effecting transactions in securities of the Company.

4.28                           Off-Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

SECTION 5.                                Representations, Warranties and Covenants of the Purchaser.

(a)                                  The Purchaser represents and warrants to, and covenants with, the Company that:  (i) the Purchaser, or its investment adviser acting on its behalf, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares, including the Private Placement Memorandum; (ii) the Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention or view toward the public sale or distribution thereof, except in compliance with applicable federal and state securities laws (this representation and warranty not limiting the Purchaser’s right to sell such Shares pursuant to the Registration Statement or in compliance with an exemption from registration under the Securities Act or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, except (as to each of clauses (A), (B) and (C) below) in compliance with (that is, only to the extent required to comply with) the Securities Act, the Rules and Regulations and such other securities or Blue Sky laws as may be applicable, (A) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, (B) engage in any short sale which results in a disposition of any of the Shares by Purchaser, or (C) hedge the economic risk of the Purchaser’s investment in the Shares; (iv) the Purchaser has completed or caused to be completed the Questionnaire and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing, and the Purchaser will notify the Company as promptly as possible of any material change in any such information provided in the Questionnaire prior to effectiveness of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vii) the Purchaser agrees to notify the Company as promptly as possible of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

(b)                                 The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Securities Act, the Rules and Regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(c)                                  The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Purchase Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents except to its advisors and representatives for the purpose of evaluating such investment.  The Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below).  The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

(d)                                 The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock.  The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.  The Purchaser has been afforded the opportunity to ask questions of the Company regarding such matters and acknowledges that neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives modifies, amends or affects the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 4 above.

(e)                                  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f)                                    The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”

(g)                                 The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h)                                 The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a sale of Shares under a Registration Statement unless the certificate submitted to the Transfer Agent evidencing the Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and the Securities Act and (B) if applicable, the requirement of delivering a current prospectus has been satisfied.  The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act.  The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of said prospectus (without providing any other material information other than at the written request of the Purchaser) and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus.  The Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company other than the notice of the Suspension, with no other information, without the express written consent of such Purchaser.  The Purchaser shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, unless, in the good faith judgment of the Company’s Board of Directors following the written advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act; provided that the Company shall remain liable for liquidated damages pursuant to Section 7.7 hereof with respect to any Suspensions exceeding the aforementioned two permitted 30-day Suspensions in any 12-month period.

(i)                                     The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable; (iii) the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not (A) conflict with or result in a violation of any provision of the Purchaser’s certificate of incorporation or other organizational documents, or (B) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or other instrument to which the Purchaser is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Purchaser, except in each case for any such violation that would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by the Agreement; (iv) the Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except for such consents, authorizations, orders, filings or registrations that have already been obtained; (v) the Purchaser has no present intent to consummate a “change of control” of the Company, as such term is understood in Rule 13d of the Exchange Act; (vi) the Purchaser is not a party to any litigation against the Company; and (vii) the Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice relating to the acquisition of the Shares.  The Purchaser has consulted its own legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with the purchase of the Shares.

(j)                                     Proxy Statement; Stockholders Meeting.  (i)  As promptly as possible, but in no event later than 15 business days following the Initial Closing, the Company shall take all action necessary to call a meeting of its stockholders (together with any adjournments or postponements thereof, the “Stockholders Meeting”) for the purpose of seeking the Required Stockholder Approval for the issuance and sale to the Purchasers of the Shares to be sold pursuant to the Subsequent Closing and for all matters to be voted upon incident thereto (collectively, the “Proposal”).  In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement (as amended or supplemented, the “Proxy Statement”) and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the Commission thereon, shall promptly mail such proxy materials to the stockholders of the Company.  Each Purchaser shall promptly furnish in writing to the Company such information relating to such Purchaser and its investment in the Company as the Company may reasonably request for inclusion in such proxy materials; provided that no Purchaser shall be obliged to furnish any such information if there has been no change in such Purchaser’s beneficial ownership (as defined under the Exchange Act) of Common Stock since the Initial Closing Date.  The Company will comply with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the Stockholders Meeting or the subject matter thereof which has become false or misleading.  If the Company should discover at any time prior to the Subsequent Closing any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company’s obligations under the Exchange Act, the Company will promptly inform its stockholders and the Investors thereof.

(ii)                                  Subject to its fiduciary obligations under applicable law (as determined in good faith by the Company’s Board of Directors after consultation with the Company’s outside counsel), the Company’s Board of Directors shall recommend to the Company’s stockholders (and not revoke or amend such recommendation) that the stockholders vote in favor of the Proposal and shall cause the Company to take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the Required Stockholder Approval.  Whether or not the Company’s Board of Directors determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to the Company’s stockholders, the Company is required to, and will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Stockholders Meeting as promptly as practicable to consider and vote upon the approval of the Proposal.

(iii)                               In the event that the Company does not file the Proxy Statement within 15 business days following the Initial Closing in accordance with the provisions of Section 5(j)(i) hereof, the Company shall pay to the Purchaser, pro rata based on their pro rata share of the aggregate purchase price, liquidated damages in the amount of 0.333% of the purchase price paid by such Purchaser for its Shares pursuant to this Agreement for each business day delay thereafter.  In the event that the Company’s Board of Directors has withdrawn or modified its recommendation to stockholders pursuant to the provisions of Section 5(j)(ii), upon termination of the Agreement in accordance with its terms the Company shall pay to the Purchaser a breakup fee equal to 25% of the aggregate amount invested by the Purchaser at the Initial Closing in cash.

SECTION 5A.                      Conduct of Business of the Company.  From the date of the execution of this Agreement until the later of the Subsequent Closing Date or the expiration of the Subsequent Share Option, the Company, unless otherwise expressly contemplated by this Agreement or consented to in writing by the Purchasers, will, and will cause its Subsidiaries to, carry on their respective businesses only in the ordinary course of business, consistent with past practices and reasonable business operations (“Ordinary Course of Business”), use their respective reasonable best efforts to preserve intact their business organizations and assets, retain the services of their officers and employees and maintain their relationships with customers, suppliers, licensors, licensees and others having business dealings with them. Without limiting the generality of the foregoing, from the date of the execution of this Agreement until the later of the Subsequent Closing Date or the expiration of the Subsequent Share Option, except as set forth in the Private Placement Memorandum, the Company shall not, and shall not permit its Subsidiaries to:

(a)  (i)  increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee, except for increases or bonuses in the Ordinary Course of Business to employees who are not directors or officers and except pursuant to existing arrangements previously disclosed to or approved in writing by the Purchasers; (ii) grant any severance or termination pay (other than pursuant to the normal severance practices or existing agreements of the Company or its subsidiary in effect on the date of this Agreement) to, or enter into any severance agreement with, any director, officer or employee, or enter into any employment agreement with any director, officer or employee; (iii) establish, adopt, enter into or amend any plan or other arrangement, except as may be required to comply with applicable law (except the execution and delivery of the Amendment ); (iv) pay any benefit not provided for under any plan or other arrangement; (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or plan or other arrangement (including the grant of stock options, stock appreciation rights, stock-based or stock-related awards, performance units or restricted stock, or the removal of existing restrictions in any plan or other arrangement or agreement or awards made thereunder), except for grants in the Ordinary Course of Business;

(b)  declare, set aside or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock or effect a split, reverse split or other reclassification of it Common Stock;

(c)  (i)  redeem, purchase or otherwise acquire any shares of capital stock of the Company or any securities or obligations convertible into or exchangeable for any shares of capital stock of the Company, or any options, warrants or conversion or other rights to acquire any shares of capital stock of the Company or any such securities or obligations, or any other securities thereof, other than redemption and purchases from departing employees in the Ordinary Course of Business; (ii) effect any reorganization or recapitalization; or (iii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock;

(d)  except upon the exercise of Company stock options in accordance with their terms, issue, deliver, award, grant or sell, or authorize the issuance, delivery, award, grant or sale (including the grant of any limitations in voting rights or other encumbrances) of, any shares of any class of its capital stock (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire, any such shares, or amend or otherwise modify the terms of any such rights, warrants or options the effect of which shall be to make such terms more favorable to the holders thereof;

(e)  acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other person (other than the purchase of assets from suppliers or vendors in the Ordinary Course of Business);

(f)  sell, lease, exchange, mortgage, pledge, transfer or otherwise subject to any encumbrance or dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise subject to any encumbrance or dispose of, any of its assets, except for sales, dispositions or transfers in the Ordinary Course of Business;

(g)  adopt any amendments to its articles or certificate of incorporation, bylaws or other comparable charter or organizational documents (other than to increase its authorized Common Stock by no more than 6,000,000 shares );

(h)  pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute or contingent, matured or unmatured, known or unknown), other than the payment, discharge or satisfaction, in the Ordinary Course of Business or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent financial statement or incurred in the Ordinary Course of Business, or waive any material benefits of, or agree to modify in any material respect, any confidentiality, standstill or similar agreements to which the Company is a party;

(i)  except in the Ordinary Course of Business, waive, release or assign any rights or claims, or modify, amend or terminate any agreement to which the Company is a party;

(j)  make any change in any method of accounting or accounting practice or policy other than those required by GAAP or a governmental entity; or

(k)  authorize, or commit or agree to do any of the foregoing.

SECTION 6.                                Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor for a period of one year from the applicable Closing Date.

SECTION 7.                                Registration of the Shares; Compliance with the Securities Act.

7.1                                 Registration Procedures and Expenses.  The Company shall:

(a)                                  Subject to receipt of necessary information in writing from the Purchasers, as soon as reasonably practicable, but in no event later than fifteen (15) business days following each of the Closing Dates (each, a “Filing Date” and collectively, the “Filing Dates”), prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time on Nasdaq or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions (each a “Registration Statement,” and, collectively, the “Registration Statements”).  If Form S-3 is not available at that time, the Company will file a registration statement or such form as is then available to effect a registration of the Shares, subject to the consent of a majority of the Purchasers, which consent shall not be unreasonably withheld;

(b)                                 use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare each Registration Statement effective within sixty (60) calendar days after the Closing Date to which it pertains (the “Required Effective Dates”).  However, so long as the Company filed a Registration Statement by the applicable Filing Date, if the Registration Statements receive Commission review, then the Required Effective Date will be the ninetieth (90th) calendar day after the relevant Closing Date.  The Company’s best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission.  If the Company receives notification from the Commission that a Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under this Agreement, use its best efforts to cause such Registration Statement to become effective within five (5) business days after such Commission notification;

(c)                                  use its best efforts to promptly prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement effective until the earliest of (i) two years after the Closing Date in connection with which it was filed, (ii) the date on which the Purchasers may sell all of the Shares then held by the Purchasers that were purchased pursuant to the relevant Closing, without registration, pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by all Purchasers in the stage of the Offering to which such Registration Statement pertains have been sold pursuant to a Registration Statement or Rule 144 of the Securities Act.  Thereafter, the Company shall be entitled to withdraw the applicable Registration Statement and the Purchasers shall have no further right to offer or sell any of the Shares pursuant to such Registration Statement;

(d)                                 furnish (i) to the Purchaser with respect to the Shares registered under a Registration Statement by email or other prompt means one copy of the prospectus promptly after effectiveness of the Registration Statement and in any case before the next opening of the principal market for the Shares and (ii) to the Purchaser with respect to the Shares registered under a Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request within a reasonable time, in order to facilitate the public sale or other disposition of all or any of such Shares by the Purchaser;

(e)                                  file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser and reasonably acceptable to the Company; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.1; (ii) subject itself to taxation in any such jurisdiction; (iii) provide any undertakings that cause material expense or burden to the Company; or (iv) make any change to its organizational documents, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(f)                                    bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statements, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any; and

(g)                                 promptly notify the Purchaser of the effectiveness of a Registration Statement, and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to a Registration Statement and the lifting of any such order.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (f) of this Section 7.1, that the Purchaser shall furnish to the Company such information regarding itself, the Shares to be sold by the Purchaser, and the intended method of disposition of such Shares as shall be required to effect the registration of the Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the

Commission that the Purchaser is deemed an underwriter, then the period in which the Company is obligated to submit an acceleration request to the Commission shall be extended to the earlier of (i) the ninetieth (90th) day after such Commission notification, or (ii) one hundred twenty (120) days after the initial filing of the relevant Registration Statement with the Commission.  Notwithstanding the foregoing, the parties understand and agree that the Company shall not be obligated to retain an underwriter with respect to the offer and sale of Shares pursuant to either Registration Statement.

7.2                                 Transfer of Shares After Registration.  While a Registration Statement is effective and available for resale, the Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statements referred to in Section 7.1 hereof in the section titled “Plan of Distribution” or pursuant to an applicable exemption from registration, the availability of which is confirmed in writing by counsel to the Purchaser (the form, substance and scope of which opinion shall be reasonably acceptable to the Company) and delivered to the Company, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statements regarding the Purchaser or its plan of distribution.

7.3                                 Indemnification.

(i)                                     For purpose of this Agreement, the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser (as defined in Rule 405 under the Securities Act) and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)                                  For purpose of this Section 7.3, the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, a Registration Statement referred to in Section 7.1 hereof.

(a)                                  The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of such Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (a “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated

therein or necessary to make the statements in a Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any material breach of the representations and warranties of the Company contained in this Agreement, or any material breach by the Company of its obligations hereunder, and will reimburse the Purchaser or Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 5(h) or Section 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b)                                 The Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(h) or 7.2 hereof respecting the sale of the Shares or (ii) any material breach of any representation made by the Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in such Registration Statement, the Prospectus related thereto, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in such Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus related thereto or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, such Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the obligations of the Purchaser under this Section 7.3 shall not exceed the net proceeds to such Purchaser from the sale of Shares pursuant to such Registration Statement.

(c)                                  Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action).  Subject to provisions hereinafter stated, in case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party, based upon the advice of such indemnified party’s counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action (including indemnified parties under Agreements with Other Purchasers, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the relevant Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares that were sold pursuant to such Registration Statement and the amount received by the Purchaser from such sale.  The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification.  The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Purchaser’s obligation to contribute pursuant to this Section 7.3 is several and not joint.

(e)                                  The Purchaser hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and is fully informed regarding said provisions.  Each of the Company and the Purchaser is advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and each of the Company and the Purchaser hereby expressly waives and relinquishes any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agrees not to attempt to assert any such defense.

7.4                                 Termination of Conditions and Obligations.  The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the earliest to occur of (i) the sale of such Shares pursuant to a Registration Statement, (ii) the sale of such Shares pursuant to Rule 144 under the Securities Act or (iii) the passage of two (2) years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company and the Purchaser shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5                                 Information Available. As long as any Purchaser owns the Shares and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  So long as a Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser upon such Purchaser’s request:

(a)                                  as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a nationally recognized firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

(b)                                 all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

(c)                                  upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses and supplements thereto to supply to any other party requiring such prospectuses and supplements; and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in a Registration Statement covering the Shares; provided, that the Company provide to the Purchaser at the Purchaser’s request a reasonable time prior to such meeting a copy of the draft Registration Statement, any SEC comments and amendments; provided further, that the Company shall disclose any confidential information to the Purchaser only if the Purchaser has requested such information in writing and shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

7.6                                 Assignment of Registration Rights.  The rights of the Purchaser hereunder, including the right to have the Company register the Shares pursuant to this Agreement, will be automatically assigned by the Purchaser to transferees or assignees of the Shares, but only if (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D, and (f) the transfer of Shares is made in accordance with the provisions of Section 5 and Section 7.2 hereof.

7.7                                 Delay in Filing or Effectiveness of Registration Statement. If a Registration Statement is not filed by the Company with the Commission on or prior to either Filing Date, then for each day following such Filing Date, until but excluding the date such Registration Statement is filed, or if such Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the relevant Required Effective Date, until but excluding the date the Commission declares such Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Shares covered by such Registration Statement pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.  If the Purchaser shall be prohibited from selling Shares under a Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Shares covered by such Registration Statement pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.  For purposes of this Section 7.7, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement.  Any payments made pursuant to this Section 7.7 shall not constitute the Purchaser’s exclusive remedy for such events.  Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Shares for the same period of time.  The liquidated damage payments imposed hereunder shall be made to the Purchaser in cash.

SECTION 8.                                Broker’s Fee.  The Purchaser acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of the Shares to the Purchaser.  The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee.  Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

SECTION 9.                                Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given (i) when so faxed or (ii) the day after so mailed by such overnight express courier (except that notices of Suspensions or stop orders must be made both by facsimile and by overnight express courier) as follows:

(a)                                  if to the Company, to:

Ameriserv Financial, Inc.
Main and Franklin Streets
P.O. Box 430

Johnstown, PA  15907-0430
Attention:  Allan Dennison, President
Facsimile:  (814) 533-5427

with a copy to:

Stevens & Lee P.C.
620 Freedom Business Center, Suite 200,

King of Prussia, PA 19406
Attention: Jeffrey Waldron, Esq.
Facsimile:  (610) 371-7974

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)                                 if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10.                          Amendment.  No provision of this Agreement may be waived, modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

SECTION 11.                          Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12.                          Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13.                          Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America or the state courts of New York State located in New York, New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction of such Specified Courts of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

SECTION 14.                          Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Facsimile signatures shall be deemed original signatures.

SECTION 15.                          Entire Agreement.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

SECTION 16.                          Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

SECTION 17.                          Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company may assign this Agreement or any rights or obligations hereunder in connection with a merger, consolidation, sale of all or substantially all of the Company’s assets or sale of 50% or more of the outstanding equity securities of the Company without the prior written consent of the Purchaser, and the Purchaser may not assign this Agreement or any rights or obligations hereunder except as provided in Section 7.6 hereof.  Notwithstanding the foregoing, at any time prior to the effectiveness of the Registration Statement, the Purchaser may assign its rights and obligations under Section 7 hereunder to any of its Purchaser/Affiliates without the consent of the Company so long as (i) such Purchaser/Affiliate is an “accredited investor” (within the meaning of Regulation D under the Securities Act), (ii) such Purchaser/Affiliate agrees in writing to be bound by this Agreement, (iii) such Purchaser/Affiliate completes and delivers to the Company the Questionnaire attached as Appendix I and (iv) any transfer of Shares to such

Purchaser/Affiliate complies with Section 5 and Section 7.2 hereof; provided, however, that if such assignment is made to 10 or more separate persons or entities, then the Purchaser originally party to this Agreement, and not any subsequent assignee, shall have the right to enforce the terms of, and receive notices under, Section 7.3 hereof.

SECTION 18.                          Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 19.                          No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

SECTION 20.                          Publicity.  The Company shall have the right to approve before issuance any press release or any other public statements with respect to the transactions contemplated by this Agreement.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

AMERISERV FINANCIAL, INC.

By:
Name: Allan R. Dennison
Title: President and CEO

Number of Shares (including Initial Shares and
Subsequent Shares) to be purchased by
Purchaser:

Price Per Share:
$

Aggregate Purchase price for Shares to be
purchased by Purchaser:
$

Print or Type:

Name of Purchaser:

Name of Individual representing
Purchaser:

Title of Individual representing
Purchaser:

Signature by:
Signature of Individual representing
Purchaser (if an Institution):

Address:

Telephone:

Facsimile:

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement that follows)

A.                                   Complete the following items on the Purchase Agreement:

1.                                       Signature page:

(i)                                     Name of Purchaser

(ii)                                  Name of Individual representing Purchaser

(iii)                               Title of Individual representing Purchaser

(iv)                              Signature of Individual representing Purchaser

(v)                                 Number of Shares purchased and aggregate purchase price

2.                                       Appendix I - the Questionnaire:

Provide the information requested by the Questionnaire.

3.                                       Return the properly completed and signed Purchase Agreement including the properly completed Appendix I to (initially by facsimile with hard copy by overnight delivery):

Lehman Brothers Inc.
745 Seventh Avenue
5th Floor
New York, NY 10019
Attention: Grant Miller
Facsimile: 646-758-3885

B.                                     Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C.                                     Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)                                     must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)                                  must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

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APPENDIX I

AMERISERV FINANCIAL, INC.

QUESTIONNAIRE

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3.5 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

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REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, Ameriserv Financial, Inc., a Pennsylvania corporation (the “Company”), will use the responses to this questionnaire to qualify prospective Purchaser for purposes of United States federal and state securities laws.  This is not an offer to sell or the solicitation of an offer to buy securities.  Such an offer can be made only by appropriate offering documentation.  Any such offer may be conditioned upon your qualification as an accredited purchaser under federal and state securities laws.

Please complete, sign, date and return one copy of this Questionnaire in accordance with the instructions on the Summary Instruction Sheet for the Purchaser on the page immediately preceding this Appendix I.

All investors (including partnerships, trusts, corporations, etc.) must complete Parts I, II and III of this Questionnaire.

If the answer to any question below is “none” or “not applicable”, please so indicate.

Your answers will be kept confidential at all times.  However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

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PART I  –  GENERAL

1.                                       Please state your or your organization’s name exactly as it should appear in the Registration Statement:

2.                                       Please provide the number of shares that you or your organization will beneficially own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3.                                       Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes	☐ No

If yes, please indicate the nature of any such relationships below:

4.                                       Are you (i) an NASD Member (see definition on next page), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

☐ Yes	☐ No

If “yes,” please describe below

NASD Member.  The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”).  (NASD Manual, By-laws Article I, Definitions)

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Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.  (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD.  The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws.  (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.  (NASD Interpretation)

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PART II

1.                                       Identification

Name: (exact name as it will appear on stock certificate):

Address of principal place of business:

State (or Country) of formation or incorporation:

Contact Person:

Telephone Number:

Facsimile Number:

Type of Entity (corporation, partnership, trust, etc.):

Taxpayer or Employer Identification Number:

Was the entity formed for the purpose of this investment?

☐ Yes	☐ No

If the answer is yes, all shareholders, partners or other equity owners must complete an Individual Questionnaire.  Please contact Ameriserv Financial, Inc. as soon as possible to obtain such questionnaire.  If the above answer is no, please continue completing this form.

2.                                       Proposed Investment

Please indicate the amount of your proposed investment: $               .

3.                                       Description of Investor

Please check the appropriate box to indicate which of the following accurately describe the nature of the business conducted by the investing entity:

☐                                    A corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

☐                                    A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (a U.S. venture capital fund which invests

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primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐                                    A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

☐                                    An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐                                    A bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, acting in either an individual or fiduciary capacity;

☐                                    An insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐                                    An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceeding $5,000,000, or (iii), if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐                                    A charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this Investment, with total assets in excess of $5,000,000;

☐                                    A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this Questionnaire;

☐                                    An entity not located in the U.S., none of whose equity owners are U.S. citizens or U.S. residents;

☐                                    A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;

☐                                    A plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees; or

☐                                    Other (Describe:)

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4.                                       Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

PART III – SIGNATURE

The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein.  The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at                               , on                      , 2004.

(Signature)

(Title if for Entity)

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APPENDIX II

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by] [fill in official name of individual or institution] hereby certifies that [ he/she, said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold [fill in number of shares] of such shares on [date] in accordance with and in the manner described in Registration Statement number [fill in the number of the Registration Statement or otherwise identify Registration Statement]; applicable federal securities laws and the requirement of delivering a current prospectus by the Company have been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):
Name of Individual
representing
Purchaser (if an Institution)
Title of Individual
representing
Purchaser (if an Institution):
Signature by:
Individual Purchaser or Individual repre- senting Purchaser:

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Schedule 4.1

Schedule of Wholly-owned Subsidiaries

The following are all the direct or indirect Subsidiaries, and all are wholly-owned except as set forth below:

Ameriserv Financial Bank

Standard Mortgage Corporation of Georgia

Ameriserv Financial Services Corporation

Ameriserv Life Insurance Company

Ameriserv Trust and Financial Services Company

Ameriserv Associates, Inc.

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Exhibit A

Form of Legal Opinion

The opinion will be subject to standard qualifications and exceptions.

1.               The Company is a corporation duly incorporated under the laws of the State of Pennsylvania, with corporate power to enter into the Purchase Agreement and to perform its obligations under the Purchase Agreement.

2.               The authorized capital stock of the Company consists of twenty four million (24,000,000) shares of Common Stock and two million (2,000,000) shares of Preferred Stock.

3.               The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Purchase Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Company’s Common Stock, the Shares will be validly issued, fully paid and non-assessable.

4.               The execution, delivery and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

5.               The Company’s execution and delivery of, and its performance of its obligations as of the date hereof under, the Purchase Agreement do not violate (i) the current Pennsylvania Business Corporation Law or any current New York or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or the transactions contemplated by the Purchase Agreement, except that we express no opinion (other than the opinion in Paragraphs 8 and 9 below) regarding any federal securities laws or Blue Sky or state laws, or the indemnification section of the Purchase Agreement, or (ii) any provision of the Company’s Amended and Restated Articles of Incorporation or ByLaws.

6.               No order, consent, permit or approval of any New York or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Purchase Agreement, is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Purchase Agreement, except that we express no opinion (other than the opinion in Paragraphs 8 and 9 below) regarding any federal securities laws or Blue Sky or state securities laws or the indemnification section of the Purchase Agreement.

7.               The Company is not an investment company required to register under the Investment Company Act of 1940, as amended.

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8.               Assuming the accuracy of the representations and warranties of the Purchasers in Section 5 of the Purchase Agreement, it is not necessary in connection with the sale of the Shares under the circumstances contemplated by the Purchase Agreement, to register the Shares under the Securities Act of 1933, as amended.  We express no opinion as to the securities laws of any other jurisdiction or to the effect of subsequent issuances of securities of the Company or transfers of the Shares to the extent that such issuances or transfers may be integrated with the issuance of the Shares under Section 4(2) of, or Rule 502 or Regulation D promulgated under, the Securities Act of 1933, as amended.

9.               The SEC Filings comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder; and nothing has come to our attention that has caused us to believe that any of the Private Placement Memorandum and any related offering materials provided by the Company as exhibits, appendixes or schedules to the Private Placement Memorandum (other than the financial information included therein, as to which we express no opinion), as amended and supplemented, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that we express no opinion with respect to the financial statements, related schedules, and other financial and statistical data therein).

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